                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2004
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                              UNITED CAPITAL CORP.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                              1-10104                    04-2294493
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)

9 Park Place, Great Neck, New York                                    11021
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (516) 466-6464
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          / / Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On August 19, 2004, United Capital Corp. (American Stock Exchange:
AFP) (the "Company") issued a press release, set forth as Exhibit 99.1 to this
Current Report, relating to a voting agreement, set forth on Exhibit 10.1, executed on August 18, 2004 by the Company with BREP IV Hotels Holding
L.L.C., an affiliate of The Blackstone Group ("Blackstone") and A. F.
Petrocelli, Chairman and Chief Executive Officer of Prime Hospitality Corp.
("Prime"), regarding all of the Company's holdings in Prime. In addition, the voting agreement, which was approved by the Company's Board of Directors, provides, among other things, that the shares will be voted in favor of the pending acquisition of Prime by Blackstone. In the event of termination of the merger agreement, the voting agreement will also terminate. For additional information, reference is made to the voting agreement and press release which are incorporated herein by reference.

          Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

          (c)   EXHIBITS

                EXHIBIT NO.          EXHIBITS

                10.1                 Voting Agreement among BREP IV Hotels
                                     Holding L.L.C., A.F. Petrocelli and United
                                     Capital Corp. dated August 18, 2004.

                99.1                 Press Release of United Capital Corp.
                                     dated August 19, 2004.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED CAPITAL CORP.

Dated: August 23, 2004              By:  /s/ Anthony J. Miceli
                                       --------------------------------------
                                       Name:   Anthony J. Miceli
                                       Title:  Vice President, Chief Financial
                                               Officer and Secretary